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Exhibit 14.1

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Form F-3 (No. 333-111779) and Form F-4 (No. 333-112948) of Millicom International Cellular S.A. of our report dated March 31, 2004, except as to the restatement described in Note 31 which is as of April 30, 2004, relating to the financial statements, which appears in this Annual Report on Form 20-F.

PricewaterhouseCoopers S.à r.l.

Exh 14.1-1

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  Exhibit 14.1
CONSENT OF INDEPENDENT AUDITORS